Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of May 1, 2025, is by and between DeFi Development Corp., a Delaware corporation (the “Company”), and each investor identified on the signature pages hereto (each, including its successors and assigns, the “Investors” and together with the Company, the “Parties” and each a “Party”).

RECITALS

A. The Company and each of the Investors is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”).

B. The Company has authorized the issuance to each of the Investors of (i) shares of the Company’s Common Stock, par value $0.00001 per share (the “Common Stock”), and (ii) warrants to acquire shares of Common Stock, substantially in the form attached hereto as Exhibit A (the “Pre-Funded Warrants”)(the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants, collectively, the “Pre-Funded Warrant Shares”).

C. The Investors wish to purchase, and the Company wishes to sell, at the Closing (as defined below), upon the terms and conditions stated in this Agreement, the shares of Common Stock (“Shares”) and the Pre-Funded Warrants.

D. The Shares, the Pre-Funded Warrants, and the Pre-Funded Warrant Shares are collectively referred to herein as the “Securities.”

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Investor, severally and not jointly hereby agree as follows:

1.	PURCHASE AND SALE OF SHARES AND PRE-FUNDED WARRANTS.

(a) Purchase of Shares and Pre- Funded Warrants. Subject to the satisfaction (or waiver) of the conditions set forth herein, the Company shall issue and sell to each Investor, and each Investor, severally and not jointly, agrees to purchase from the Company on the Closing Date (as defined below) the number of Shares as set forth on such Investor’s signature page hereto; provided, however, that to the extent that a Investor may choose, in lieu of purchasing Shares, such Purchaser may elect, by so indicating such election prior to their issuance, to purchase Pre-Funded Warrants in lieu of Shares in such manner to result in the same aggregate purchase price being paid by such Purchaser to the Company. In each case, the election to receive Pre-Funded Warrants is solely at the option of the Purchaser. As used herein, “Closing” means the closing of the purchase and sale of the Securities pursuant to this Section 1(a).

(b) Closing Date. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Closing set forth in Sections 6 and 7 below are satisfied or waived (or such other date as is mutually agreed to by the Company and each Investor). As used herein “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(c) Form of Payment. At the Closing, (i) each Investor, severally and not jointly, shall pay to the Company through the procedures communicated by the Company the amount for the Shares as set forth on such Investor’s signature page hereto and, as applicable, a Pre-Funded Warrant registered in the name of such Investor to purchase up to a number of shares of Common Stock equal to the Investor’s Subscription Amount (as set forth on such Investor’s signature page) applicable to the Pre-Funded Warrants divided by the Per Share Purchase Price (as set forth on such Investor’s signature page) minus $0.01, with an exercise price equal to $0.01 per share of Common stock, subject to adjustment (the “Purchase Price”), and (ii) the Company shall deliver to each Investor (A) the number of Shares as set forth on such Investor’s signature page hereto, and, as applicable, (B) Pre-Funded Warrants to initially acquire up to that aggregate number of Pre-Funded Warrant Shares underlying the Pre-Funded Warrant as set forth on such Investor’s signature page hereto.

(d) Currency Treatment. In the event that the Purchase Price (or any portion thereof) is paid in any currency or property, including digital currencies, other than U.S. dollars, the value of the Purchase Price shall, if it is necessary to determine an equivalent amount in U.S. dollars, be deemed to be, at the Company’s election (i) the U.S. dollar equivalent of such currency or property as of the date and time this Agreement is executed by the Company as published on such Exchange or Exchanges as shall be determined in the sole discretion of the Company, or (ii) the U.S. dollar value, net of any Exchange fees or costs, actually received by the Company upon exchange of such currency or property into U.S. dollars. For purposes of this Section 1(d), “Exchange” means any organization, association, or group of persons, whether incorporated or unincorporated, which constitutes, maintains, or provides a marketplace or facilities for bringing together purchasers and sellers of cryptocurrencies or digital assets.

2.	INVESTOR REPRESENTATIONS AND WARRANTIES.

Each Investor, severally and not jointly, represents and warrants to the Company that, as of the date hereof and as of the Closing Date:

(a) Organization; Authority. Such Investor is either an individual or an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b) No Public Sale or Distribution. Each Investor (i) is acquiring its Shares and Pre-Funded Warrants, and (ii) upon exercise of the Pre-Funded Warrants will acquire the Pre-Funded Warrant Shares issuable upon exercise thereof, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the 1933 Act. Such Investor does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities in violation of applicable securities laws. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity or any department or agency thereof.

(c) Reliance on Exemptions. Each Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and each Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Securities.

(d) Information. Each Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by such Investor. Each Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors, if any, or its representatives shall modify, amend or affect such Investor’s right to rely on the Company’s representations and warranties contained herein. Each Investor understands that its investment in the Securities involves a high degree of risk. Each Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(e) No Governmental Review. Each Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(f) Transfer or Resale. Each Investor understands that: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) each Investor shall have delivered to the Company (if requested by the Company) an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) each Investor provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the United States Securities and Exchange Commission (the “SEC”) promulgated thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. The Securities may not be pledged in connection with any loan or financing arrangement without the prior written consent of the Company.

(g) Validity; Enforcement. This Agreement and the Transaction Documents to which each Investor is a party have been duly and validly authorized, executed and delivered on behalf of each Investor and shall constitute the legal, valid and binding obligations of each Investor enforceable against each Investor in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(h) No Conflicts. The execution, delivery and performance by each Investor of this Agreement and the Transaction Documents to which each Investor is a party and the consummation by each Investor of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of each Investor, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which each Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to each Investor, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of each Investor to perform its obligations hereunder.

(i) Foreign Person. If any Investor is not a United States person (as defined by Section 7701(a)(30) of the Code), each Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Such Investor’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of such Investor’s jurisdiction.

(j) Residence. The office or offices of such Investor in which it has its principal place of business is identified in the address or addresses of such Investor set forth on such Investor’s signature page or otherwise has been provided to the Company.

(k) No Other Representations or Warranties. Except for the representations and warranties contained in the Transaction Documents and in Section 3 of this Agreement, neither the Company, nor any Person on behalf of the Company, has made, and such Investor has not relied on, any other representation and warranty, express or implied, relating to the Company, its Subsidiaries, the business of the Company or otherwise in connection with the transactions contemplated by this Agreement or the results of operations or financial condition of the Company, including any representations or warranties as to the future sales, revenue, profitability or success of the business, or any representations or warranties arising from statute or otherwise, from a course of dealing or usage of trade.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Investor that the following representations are true and correct as of the date hereof and as of the Closing Date. As used herein, the phrase “to the Company’s knowledge” shall mean the actual knowledge of any executive officer of the Company as of such time of determination.

(a) Organization and Qualification. Each of the Company and each of its Subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents (as defined below). Other than Groundbreaker Tech Inc. and Janover Insurance Group Inc., the Company has no significant Subsidiaries. “Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”

(b) Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares and the issuance of the Pre-Funded Warrants and the reservation for issuance and issuance of the Pre-Funded Warrant Shares issuable upon exercise of the Pre-Funded Warrants as of the Closing Date) have been duly authorized by the Company’s board of directors and (other than the filing of a notice of listing of additional shares with Nasdaq Stock Market LLC, and any filing(s) required by applicable state “blue sky” securities laws, rules and regulations (together the “Securities Filings”)) no further filing, consent or authorization is required by the Company, its board of directors or its stockholders. This Agreement has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law and except as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. “Transaction Documents” means, collectively, this Agreement, the Pre-Funded Warrants, the Registration Rights Agreement, and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(c) Issuance of Securities. The issuance of the Shares and the Pre-Funded Warrants at the Closing are duly authorized and upon issuance in accordance with the terms of the Transaction Documents shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. Upon the exercise in accordance with the Pre-Funded Warrants, the Pre-Funded Warrant Shares, respectively, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of the representations and warranties of each Investor in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares, the Pre-Funded Warrants, and the Pre-Funded Warrant Shares and the reservation for issuance of the Pre-Funded Warrant Shares) will not (i) result in a violation of the Company’s certificate of incorporation (the “Certificate of Incorporation”) (including, without limitation, any certificate of designation contained therein), the Company’s bylaws (the “Bylaws” and, together with the Certificate of Incorporation, the “Organizational Documents”), or any capital stock or other securities of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

(e) Consents. Assuming the accuracy of the representations made by each Investor in Section 2, the Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the Securities Filings), any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof, other than: (1) the Stockholder Approval (including, without limitation, any filings required to be made with the Commission in connection therewith) and (2) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Shares and the Warrant Shares for trading thereon in the time and manner required thereby, and (3) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing. “Stockholder Approval” means such approval from the majority stockholders of the Company with respect to the exercise of the Pre-Funded Warrants. “Stockholder Approval Date” means the date that is twenty-one (21) days after the Company mails a Definitive Information Statement on Schedule 14C with respect to the Stockholder Approval.

(f) No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of the Company for purposes of the 1933 Act or under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf have taken any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(g) Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), stockholder rights plan or other similar anti-takeover provision under the Certificate of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to any Investor as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Investor’s ownership of the Securities. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company.

(h) Material Liabilities; Financial Information. The Company has no liabilities or obligations, absolute or contingent (individually or in the aggregate), except obligations under contracts made in the ordinary course of business that as of the date of this Agreement would not be required to be reflected in financial statements prepared in accordance with generally accepted accounting principles as applied in the United States, consistently applied for the periods covered thereby (“GAAP”). The Financial Statements (as defined below) fairly present in all material respects the financial position of the Company at the respective dates thereof. The Company is not currently contemplating to amend or restate any of the Financial Statements, nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

(i) Financial Statements. The Company has delivered to each Investor its audited financial statements (including balance sheet, income statement and statement of cash flows) as of and for the fiscal year ended December 31, 2024 (the “Financial Statements”). The Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated, except that the unaudited Financial Statements may not contain all footnotes required by GAAP. The Financial Statements fairly present in all material respects the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject in the case of the unaudited Financial Statements to normal year-end audit adjustments. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP.

(j) No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist based on events or circumstances that have occurred on or prior to the date hereof with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, operations (including results thereof) or condition (financial or otherwise), that could reasonably be expected to have a Material Adverse Effect.

(k) Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in material violation of any term of or in default under its Certificate of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or Bylaws or their organizational charter, certificate of formation, memorandum of association, articles of association, or certificate of incorporation or bylaws or any of its indebtedness, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries.

(l) Capitalization.

(i) As of the date hereof, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, of which 1,580,321 shares were issued and outstanding as of the date of this Agreement, and 10,000,000 shares of preferred stock par value $0.00001 per share (“Preferred Stock”), of which 10,000 shares were issued and outstanding, designated as Series A Preferred Stock, as of the date of this Agreement. All of the issued and outstanding shares of Common Stock (A) have been duly authorized and are validly issued, fully paid and nonassessable, (B) were offered, sold and issued in compliance with applicable securities laws, and (C) were not issued in breach or violation of (1) the Organizational Documents or (2) any preemptive rights, purchase option, call option, right of first refusal or offer, subscription right or any similar right. The Company has no shares of Common Stock or Preferred Stock reserved for issuance, except that, as of the date of this Agreement, there were (w) 244,980 shares of Common Stock reserved for issuance upon the exercise of outstanding stock options, (x) 22,125 shares of Common Stock reserved for issuance underlying outstanding restrictive stock units, and (y) 6,621 shares of Common Stock reserved for issuance upon the exercise of any outstanding Public Warrants (as defined below) and (z) 615,203 shares of Common Stock reserved for issuance upon the conversion of the convertible notes, 629,268 shares of Common Stock reserved for issuance upon the exercise of Warrants, in each case as issued under the Securities Purchase Agreement, dated April 4, 2025, by and among the Company and the investors named therein.

(ii) As of the date hereof, the Company has issued and outstanding 8,828 public warrants (the “Public Warrants”) entitling the holder thereof to purchase shares of Common Stock at an exercise price and pursuant to terms described in the Public Warrants, and subject to adjustments as therein.

(m) Litigation. There is no action, suit, arbitration, proceeding, inquiry or investigation before or by any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the Company’s knowledge, threatened in writing against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such. The Company is not aware of any fact which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. Neither the Company nor any of its Subsidiaries is subject to any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity.

(n) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its filings under the Securities Exchange Act of 1934, as amended (“1934 Act”), and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(o) No Additional Agreements. The Company does not have any agreement or understanding with any Investor with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

4.	COVENANTS.

(a) Commercially Reasonable Efforts. The Company and each Investor shall each use commercially reasonable efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in this Agreement.

(b) Books and Records. The Company will keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the asset and business of the Company in accordance with GAAP.

(c) Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale, or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the 1933 Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the 1933 Act of the sale of the Securities to the Investor.

(d) Available Shares. The Company shall at all times keep authorized and available for issuance, free of preemptive rights, the minimum number of shares of Common Stock potentially issuable in the future at the exercise prices in effect on such date pursuant to the Transaction Documents, including any Pre-Funded Warrant Shares issuable upon exercise in full of all at the exercise price. If the Company determines at any time that it does not have a sufficient number of authorized Common Stock to keep available for issuance as described in this Section 4, the Company shall use all commercially reasonable efforts to increase the number of authorized Common Stock by seeking approval from its stockholders for the authorization of such additional shares.

(e) Securities Laws Disclosure; Publicity. The Company shall, within four (4) Trading Days following the date hereof, file a Current Report on Form 8-K report or other public disclosure disclosing the material terms of the transactions contemplated hereby and including this Agreement as an exhibit thereto. Each Investor will promptly provide any information reasonably requested by the Company or any of its Affiliates for any regulatory application or filing made or to be made or approval sought in connection with the transactions contemplated by this Agreement (including filings with the SEC).

(f) Exercise Procedures. The form of Exercise Notice (as defined in the Pre-Funded Warrants) included in the Pre-Funded Warrants set forth the totality of the procedures required of the Investor in order to exercise the Pre-Funded Warrants. The Company shall honor exercises of the Pre-Funded Warrants and shall deliver the Pre-Funded Warrant Shares in accordance with the terms, conditions and time periods set forth in the Pre-Funded Warrants.

(g) Stockholder Approval. If required by applicable listing rules of the Nasdaq Stock Market LLC, the Company will use its best efforts to seek Stockholder Approval by written consent and file a preliminary Information Statement on Schedule 14C with the SEC within fifteen (15) Business Days of the Closing Date, followed by a Definitive Information Statement on Schedule 14C as soon as permissible under the 1934 Act.

(h) Exchange Cap. Each Investor and the Company agree that the total cumulative number of Shares and Pre-Funded Warrant Shares issued to the Investors under the Transaction Documents may not exceed 19.99% of the number of shares of Common Stock issued and outstanding (the “Exchange Cap”) pursuant to the requirements of Rule 5635(d) of The Nasdaq Stock Market LLC or other applicable rules, except that such limitation will not apply following the Company’s receipt of Stockholder Approval. For purposes of this paragraph, the Exchange Cap shall be calculated based on the number of shares of Common Stock issued and outstanding as of the date of this Agreement, which number shall be reduced, on a share-for-share basis, by the number of shares of Common Stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by this Agreement under the applicable rules of The Nasdaq Stock Market LLC.

(i) Standstill. From the date of this Agreement until the earlier of (a) sixty (60) days after the Closing Date and (b) thirty (30) days following the effective date of a shelf registration statement of the Company registering the resale of the Shares and the Pre-Funded Warrant Shares, the Company shall not offer, sell, contract to sell, pledge, grant any option to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities of the Company that would entitle the holder thereof to acquire at any time Common Stock. Notwithstanding the foregoing, the provisions of this Section 4(i) shall not apply to (i) the issuance of the Securities hereunder, (ii) the issuance of Common Stock or Common Stock Equivalents upon the conversion, exercise or vesting of any securities of the Company outstanding on the date of this Agreement or outstanding pursuant to clause (iii) below, (iii) the issuance of any Common Stock or Common Stock Equivalents pursuant to any Company stock-based compensation plans or in accordance with Nasdaq Stock Market Rule 5635(c)(4), (iv) the issuance of shares of Common Stock at a price per of greater than $80.00 per share, (v) the issuance of Common Stock under that certain At the Market Offering Agreement (the “Sales Agreement”), dated August 1, 2024, by and between the Company and R.F. Lafferty & Co., Inc. or any other at the market offering agreement entered into by the Company after the date hereof, provided that any issuances under the Sales Agreement or any such substantially similar sales agreement during such period are not for a price lower than $46.00 per share of Common Stock or (vi) any stock split, recapitalization, share consolidation, reclassification or similar transaction affecting the outstanding Common Stock.

5.	REGISTER; LEGENDS; LOCK-UP.

(a) [Reserved]

(b) Legends. The Investor understands that the Securities have been issued (or will be issued in the case of the Pre-Funded Warrant Shares) pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(c) Registration Rights. Each of the Company, on the one hand, and each of the Investors, on the other hand, shall execute a registration rights agreement (the “Registration Rights Agreement”) as of the date hereof, substantially in the form attached hereto as Exhibit B.

6.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Shares and the Pre-Funded Warrants to each Investor at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Investor with prior written notice thereof:

(a) The Investor, severally and not jointly, shall have executed each of the other Transaction Documents to which it is a party and delivered the same to the Company.

(b) The Investor, severally and not jointly, shall have delivered to the Company the Purchase Price for the Shares and the Pre-Funded Warrants being purchased by the Investor at the Closing through procedures communicated by the Company.

(c) The representations and warranties of the Investor shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to the Closing Date.

(d) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

7.	CONDITIONS TO EACH INVESTOR’S OBLIGATION TO PURCHASE.

The obligation of each Investor hereunder to purchase the Shares and the Pre-Funded Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Investor’s sole benefit and may be waived by such Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

(a) The Company shall have duly executed and delivered to such Investor each of the Transaction Documents to which it is a party and the Company shall have delivered (A) the number of Shares as set forth on such Investor’s signature page hereto or (B) if the Investor has elected, in lieu of purchasing Shares, to purchase Pre-Funded Warrants in lieu of Shares, the Pre-Funded Warrants (initially for such aggregate number of Pre-Funded Warrant Shares as set forth on such Investor’s signature page hereto), as being purchased by such Investor at the Closing pursuant to this Agreement.

(b) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(c) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

8.	TERMINATION.

This Agreement may be terminated at any time prior to the Closing by mutual written consent of the Company and the Investor. In the event that this Agreement is terminated pursuant to this Section 8, then each of the Parties shall be relieved of its duties and obligations arising under this Agreement after the date of such termination and such termination shall be without liability to the respective Parties; provided, that nothing in this Section 8 shall relieve the Parties of any liability for fraud or a willful breach of this Agreement.

9.	MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial.

(i) This Agreement, and any claims or proceedings arising out of this Agreement or the subject matter hereof (whether at law or equity, in contract or in tort or otherwise), shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflict of law principles thereof (or any other jurisdiction) to the extent that such principles would direct a matter to another jurisdiction.

(ii) Each of the Parties agrees that: (i) it shall bring any proceeding in connection with, arising out of or otherwise relating to this Agreement, any agreement, certificate, instrument or other document delivered pursuant to this Agreement exclusively in the courts of the State of Delaware in the Court of Chancery of the State of Delaware, or (and only if) such court finds it lacks subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division); provided that if subject matter jurisdiction over the Proceeding is vested exclusively in the United States federal courts, then such Proceeding shall be heard in the United States District Court for the District of Delaware (the “Chosen Courts”); and (ii) solely in connection with such proceedings, (A) it irrevocably and unconditionally submits to the exclusive jurisdiction of the Chosen Courts, (B) it waives any objection to the laying of venue in any proceeding in the Chosen Courts, (C) it waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any Party, (D) mailing of process or other papers in connection with any such proceeding in the manner provided in Section 9(f) or in such other manner as may be permitted by applicable law shall be valid and sufficient service thereof and (E) it shall not assert as a defense, any matter or claim waived by the foregoing clauses (A) through (D) of this Section 9(a) or that any order, writ, judgment, temporary, preliminary or permanent injunction, decree, ruling, stipulation, determination, or award issued by the Chosen Courts may not be enforced in or by the Chosen Courts.

(iii) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY BE IN CONNECTION WITH, ARISE OUT OF OR OTHERWISE RELATE TO THIS AGREEMENT, ANY INSTRUMENT OR OTHER DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY PROCEEDING DIRECTLY OR INDIRECTLY, IN CONNECTION WITH, ARISING OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT, ANY INSTRUMENT OR OTHER DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT. EACH PARTY HEREBY ACKNOWLEDGES AND CERTIFIES (i) THAT NO REPRESENTATIVE OF THE OTHER PARTIES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTIES WOULD NOT, IN THE EVENT OF ANY ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) IT MAKES THIS WAIVER VOLUNTARILY AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS, ACKNOWLEDGMENTS AND CERTIFICATIONS CONTAINED IN THIS SECTION 9(a).

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c) Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d) Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby.

(e) Entire Agreement; Release.

(i) This Agreement (including the exhibits and annexes) and the Transaction Documents constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, negotiations, understandings, and representations and warranties, whether oral or written, with respect to such matters.

(ii) Each Party acknowledges and agrees that, except for the representations and warranties expressly set forth in Section 2 and Section 3, in the Transaction Documents or in any agreement, certificate, instrument or other document delivered pursuant to this Agreement or the Transaction Documents, (i) no Party has made or is making any representations, warranties or inducements, (ii) no Party has relied on or is relying on any representations, warranties, inducements, statements, materials or information (including as to the accuracy or completeness of any statements, materials or information) and (iii) each Party hereby disclaims reliance on any representations, warranties, inducements, statements, materials or information (whether oral or written, express or implied, or otherwise) or on the accuracy or completeness of any statements, materials or information, in each case of clauses (i) through (iii), relating to or in connection with the negotiation, execution or delivery of this Agreement or any Transaction Documents, the agreements, certificates, instruments or other documents delivered pursuant to this Agreement or the Transaction Documents, or the Transactions. Each Party hereby releases, discharges, ceases and waives any and all claims, demands, liabilities, obligations, debts, damages, losses, expenses, costs and proceedings (whether in contract or in tort, in law or in equity, or granted by statute) relating to the making (or alleged making) of any representations, warranties or inducements, the disclosure or making available of any statements, materials or information (or the accuracy or completeness thereof), or the reliance on (or alleged reliance on) any representations, warranties, inducements, statements, materials or information (including the accuracy or completeness of any statements, materials or information), except for such claims, demands, liabilities, obligations, debts, damages, losses, expenses, costs and Proceedings arising from fraud with respect to the representations and warranties expressly set forth in Section 2 and Section 3, in the Transaction Documents or in any agreement, certificate, instrument or other document delivered pursuant to this Agreement or the Transaction Documents

(f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The mailing addresses and e-mail addresses for such communications shall be:

If to the Company:

6401 Congress Avenue, Suite 250

Boca Raton, Florida, 33487

Attention: Joseph Onorati

Email: joseph@defidevcorp.com

With a copy (for informational purposes only) to:

Perkins Coie LLP

1201 Third Avenue, Suite 4900

Seattle, WA 98101

Attention: Allison Handy

E-Mail: Allison.Handy@perkinscoie.com

If to the Investor, to its mailing address and e-mail address set forth on such Investor’s signature page hereto, with copies to the Investor’s representatives as set forth on such Investor’s signature page hereto, or to such other mailing address and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s e-mail containing the time, date and recipient’s e-mail or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by e-mail or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Pre-Funded Warrants.

(h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i) Amendments and Modifications. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Investors which purchased at least majority in interest of the aggregate Shares and Pre-Funded Warrant Shares issued or issuable pursuant to this Agreement (or, prior to the Closing, the Company and each Investor) or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, provided that if any amendment, modification or waiver disproportionately and adversely impacts an Investor (or group of Investors), the consent of such disproportionately impacted Investor (or such group of Investors) shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of any Investor relative to the comparable rights and obligations of the other Investors shall require the prior written consent of such adversely affected Investor. Any amendment effected in accordance with this Section 9(i) shall be binding upon each Investor and the Company.

(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

(l) Remedies. Each of the Parties acknowledges and agrees that the rights of each Party to consummate the Transactions are special, unique and of extraordinary character and that if for any reason any of the provisions of this Agreement are not performed or complied with in accordance with their terms or are otherwise breached, immediate and irreparable harm or damage would be caused for which money damages would not be an adequate remedy. Accordingly, each Party agrees that, in addition to any other available remedies a Party may have in equity or at law, each Party shall be entitled to equitable remedies against another Party for its breach or threatened breach of this Agreement, including to enforce specifically the terms and provisions of this Agreement or to obtain an injunction restraining any such breach or threatened breach of the provisions of this Agreement in the Chosen Courts, in each case, (i) without necessity of posting a bond or other form of security and (ii) without proving the inadequacy of money damages or another any remedy at law. In the event that a Party seeks equitable remedies in any Proceeding (including to enforce the provisions of this Agreement or prevent breaches or threatened breaches of this Agreement), no Party shall raise any defense or objection, and each Party hereby waives any and all defenses and objections, to such equitable remedies on grounds that (x) money damages would be adequate or there is another adequate remedy at law or (y) the Party seeking equitable remedies must either post a bond or other form of security and prove the inadequacy of money damages or another any remedy at law.

(m) Expenses. Whether or not the Closing occurs, all costs and expenses incurred in connection with the preparation, negotiation, execution and performance of this Agreement, the Transaction Documents and the Transactions, including all fees and expenses of its Representatives, shall be paid by the Party incurring such expense.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

COMPANY:

DEFI DEVELOPMENT CORP.

By:	/s/ Joseph Onorati
	Name:	Joseph Onorati
	Title:	CEO

Signature Pages to Securities Purchase Agreement

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its respective authorized signatory as of the date first indicated above.

Subscription Amount: $ 250,000.00

Per Share Purchase Price: $ 46.00

Shares: 3,279

Pre-Funded Warrant Shares: 2,156

Beneficial Ownership Blocker: ☐ 4.99% or ☐ 9.99%

Name of Investor: Shayne Young

Signature of Authorized Signatory of Investor: /s/ Shayne Young

Name of Authorized Signatory: Shayne Young

Title of Authorized Signatory:   Self

Address for Notice to Investor: [*]

Email Address of Authorized Signatory: [*]

Address for Delivery of Securities to Investor (if not same as address for notice):

EIN Number: [*]

Address for a mandatory copy to counsel for the Investor
(which shall not constitute notice):

 [*]

Email:  [*]

Attention:

Signature Pages to Securities Purchase Agreement

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its respective authorized signatory as of the date first indicated above.

Subscription Amount: $2,530,000.00

Per Share Purchase Price: $46.00

Shares: 33,184

Pre-Funded Warrant Shares: 21,817

Beneficial Ownership Blocker: ☐ 4.99% or ☐ 9.99%

Name of Investor: RK Trading I LLC

Signature of Authorized Signatory of Investor: /s/ Jordan Abisch

Name of Authorized Signatory: Jordan Abisch

Title of Authorized Signatory:   Manager

Address for Notice to Investor: [*]

Email Address of Authorized Signatory: [*]

Address for Delivery of Securities to Investor (if not same as address for notice):

[*]

EIN Number: [*]

Address for a mandatory copy to counsel for the Investor
(which shall not constitute notice):

[*]

Email:  [*]

Attention:  Albert Lung

Signature Pages to Securities Purchase Agreement

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its respective authorized signatory as of the date first indicated above.

Subscription Amount: $2,000,000

Per Share Purchase Price: $46.00

Shares: 26,232

Pre-Funded Warrant Shares: 17,247

Beneficial Ownership Blocker: ☒ 4.99% or ☐ 9.99%

Name of Investor: Orion Enterprise LLC

Signature of Authorized Signatory of Investor: /s/ Olivia Yu

Name of Authorized Signatory: Olivia Yu

Title of Authorized Signatory:   Manager

Address for Notice to Investor: [*]

Email Address of Authorized Signatory: [*]

Address for Delivery of Securities to Investor (if not same as address for notice):

EIN Number:

Address for a mandatory copy to counsel for the Investor
(which shall not constitute notice):

Email:

Attention:

Signature Pages to Securities Purchase Agreement

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its respective authorized signatory as of the date first indicated above.

Subscription Amount: $1,000,000

Per Share Purchase Price: $46.00

Shares: 13,116

Pre-Funded Warrant Shares: 8,624

Beneficial Ownership Blocker: ☒ 4.99% or ☐ 9.99%

Name of Investor: Republic Digital Opportunistic Digital Assets Master Fund, Ltd.

Signature of Authorized Signatory of Investor: /s/ Darren Sandler

Name of Authorized Signatory: Darren Sandler

Title of Authorized Signatory:   General Counsel

Address for Notice to Investor: [*]

Email Address of Authorized Signatory: [*]

Address for Delivery of Securities to Investor (if not same as address for notice):

[*]

EIN Number: [*]

Address for a mandatory copy to counsel for the Investor
(which shall not constitute notice):

[*]

Email:  [*]

Attention: Darren Sandler, General Counsel

Signature Pages to Securities Purchase Agreement

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its respective authorized signatory as of the date first indicated above.

Subscription Amount: $750,000

Per Share Purchase Price: $46.00

Shares: 9,837

Pre-Funded Warrant Shares: 6,468

Beneficial Ownership Blocker: ☐ 4.99% or ☒ 9.99%

Name of Investor: GREAT POINT CAPITAL, LLC

Signature of Authorized Signatory of Investor: /s/ Dan Dimiero

Name of Authorized Signatory: DAN DIMIERO

Title of Authorized Signatory:   MANAGER

Address for Notice to Investor: [*]

Email Address of Authorized Signatory: [*]

Address for Delivery of Securities to Investor (if not same as address for notice):

EIN Number: [*]

Address for a mandatory copy to counsel for the Investor
(which shall not constitute notice):

Email:

Attention:

Signature Pages to Securities Purchase Agreement

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its respective authorized signatory as of the date first indicated above.

Subscription Amount: $300,000

Per Share Purchase Price: $46.00

Shares: 3,935

Pre-Funded Warrant Shares: 2,587

Beneficial Ownership Blocker: ☐ 4.99% or ☐ 9.99%

Name of Investor: Fifth Lane Partners Fund LP

Signature of Authorized Signatory of Investor: /s/ Cavan Copeland

Name of Authorized Signatory: Cavan Copeland

Title of Authorized Signatory:    Managing Partner

Address for Notice to Investor: [*]

Email Address of Authorized Signatory: [*]

Address for Delivery of Securities to Investor (if not same as address for notice):

EIN Number: [*]

Address for a mandatory copy to counsel for the Investor
(which shall not constitute notice):

Email:

Attention:

Signature Pages to Securities Purchase Agreement

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its respective authorized signatory as of the date first indicated above.

Subscription Amount: $1,000,040.00

Per Share Purchase Price: $46.00

Shares: 13,117

Pre-Funded Warrant Shares: 8,624

Beneficial Ownership Blocker: ☐ 4.99% or ☐ 9.99%

Name of Investor: Eleven Eleven Investments, LLC

Signature of Authorized Signatory of Investor: /s/ Kavitha Palani

Name of Authorized Signatory: Kavitha Palani

Title of Authorized Signatory:   Managing Director

Address for Notice to Investor: [*]

Email Address of Authorized Signatory: [*]

Address for Delivery of Securities to Investor (if not same as address for notice):

EIN Number: [*]

Address for a mandatory copy to counsel for the Investor
(which shall not constitute notice):

Email:

Attention:

Signature Pages to Securities Purchase Agreement

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its respective authorized signatory as of the date first indicated above.

Subscription Amount: $500,020.00

Per Share Purchase Price: $46.00

Shares: 6,559

Pre-Funded Warrant Shares: 4,312

Beneficial Ownership Blocker: ☒ 4.99% or ☐ 9.99%

Name of Investor: Alto Opportunity Master Fund, SPC – Segregated Master Portfolio B

Signature of Authorized Signatory of Investor: /s/ Waqas Khatri

Name of Authorized Signatory: Waqas Khatri

Title of Authorized Signatory:   Director

Address for Notice to Investor: [*]

Email Address of Authorized Signatory: [*]

Address for Delivery of Securities to Investor (if not same as address for notice):

EIN Number: [*]

Address for a mandatory copy to counsel for the Investor
(which shall not constitute notice):

Email:

Attention:

Signature Pages to Securities Purchase Agreement

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its respective authorized signatory as of the date first indicated above.

Subscription Amount: $99,958

Per Share Purchase Price: $46.00

Shares: 1,312

Pre-Funded Warrant Shares: 862

Beneficial Ownership Blocker: ☐ 4.99% or ☒ 9.99%

Name of Investor: Arrington XRP Capital Fund, LP

Signature of Authorized Signatory of Investor: /s/ J. Michael Arrington

Name of Authorized Signatory: J. Michael Arrington

Title of Authorized Signatory:   General Partner

Address for Notice to Investor: [*]

Email Address of Authorized Signatory: [*]

Address for Delivery of Securities to Investor (if not same as address for notice):

EIN Number: [*]

Address for a mandatory copy to counsel for the Investor
(which shall not constitute notice):

Email:  [*]

Attention:  Taryn Naidu

Signature Pages to Securities Purchase Agreement

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its respective authorized signatory as of the date first indicated above.

Subscription Amount: $5,000,000.00

Per Share Purchase Price: $46.00

Shares: 65,580

Pre-Funded Warrant Shares: 43,116

Beneficial Ownership Blocker: ☒ 4.99% or ☐ 9.99%

Name of Investor: Andrew Kershner

Signature of Authorized Signatory of Investor: /s/ Andrew Kershner

Name of Authorized Signatory:

Title of Authorized Signatory:

Address for Notice to Investor: [*]

Email Address of Authorized Signatory: [*]

Address for Delivery of Securities to Investor (if not same as address for notice):

EIN Number: [*]

Address for a mandatory copy to counsel for the Investor
(which shall not constitute notice):

Email:

Attention:

Signature Pages to Securities Purchase Agreement

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its respective authorized signatory as of the date first indicated above.

Subscription Amount: $5,999,964

Per Share Purchase Price: $46.00

Shares: 78,696

Pre-Funded Warrant Shares: 51,739

Beneficial Ownership Blocker: ☐ 4.99% or ☒ 9.99%

Name of Investor: Alyeska Master Fund, LP

Signature of Authorized Signatory of Investor: /s/ Jason Bragg

Name of Authorized Signatory: Jason Bragg

Title of Authorized Signatory:   CFO, Alyeska Investment Group, LP

Address for Notice to Investor: [*]

Email Address of Authorized Signatory: [*]

Address for Delivery of Securities to Investor (if not same as address for notice):

EIN Number: [*]

Address for a mandatory copy to counsel for the Investor
(which shall not constitute notice):

Email:

Attention:

Signature Pages to Securities Purchase Agreement

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its respective authorized signatory as of the date first indicated above.

Subscription Amount: $500,000

Per Share Purchase Price: $46.00

Shares: 6,558

Pre-Funded Warrant Shares: 4,312

Beneficial Ownership Blocker: ☒ 4.99% or ☐ 9.99%

Name of Investor: Amber International Holding Limited

Signature of Authorized Signatory of Investor: /s/ HUO Junwei

Name of Authorized Signatory: HUO Junwei

Title of Authorized Signatory:   CEO

Address for Notice to Investor: [*]

Email Address of Authorized Signatory: [*]

Address for Delivery of Securities to Investor (if not same as address for notice):

EIN Number: N/A

Address for a mandatory copy to counsel for the Investor
(which shall not constitute notice):

[*]

Email:  [*]

Attention:

Signature Pages to Securities Purchase Agreement

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its respective authorized signatory as of the date first indicated above.

Subscription Amount: $1,000,040

Per Share Purchase Price: $46.00

Shares: 13,117

Pre-Funded Warrant Shares: 8,624

Beneficial Ownership Blocker: ☒ 4.99% or ☐ 9.99%

Name of Investor: Borderless Multi-Strategy Fund V LP

Signature of Authorized Signatory of Investor: /s/ David Garcia

Name of Authorized Signatory: David Garcia

Title of Authorized Signatory:    Managing Partner

Address for Notice to Investor: [*]

Email Address of Authorized Signatory: [*]

Address for Delivery of Securities to Investor (if not same as address for notice):

EIN Number: [*]

Address for a mandatory copy to counsel for the Investor
(which shall not constitute notice):

Email:

Attention:

Signature Pages to Securities Purchase Agreement

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its respective authorized signatory as of the date first indicated above.

Subscription Amount: $999,994.00

Per Share Purchase Price: $46.00

Shares: 13,116

Pre-Funded Warrant Shares: 8,624

Beneficial Ownership Blocker: ☐ 4.99% or ☐ 9.99%

Name of Investor: Galaxy Digital Trading Cayman LLC

Signature of Authorized Signatory of Investor: /s/ Jason Urban

Name of Authorized Signatory: Jason Urban

Title of Authorized Signatory:   Authorized Signatory

Address for Notice to Investor: [*]

Email Address of Authorized Signatory: [*]

Address for Delivery of Securities to Investor (if not same as address for notice):

EIN Number: [*]

Address for a mandatory copy to counsel for the Investor
(which shall not constitute notice):

[*]

Email:  [*]

Attention:  Connor Finemore, Jason Urban

Signature Pages to Securities Purchase Agreement

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its respective authorized signatory as of the date first indicated above.

Subscription Amount: $2,000,000

Per Share Purchase Price: $46.00

Shares: 26,232

Pre-Funded Warrant Shares: 17,247

Beneficial Ownership Blocker: ☒ 4.99% or ☐ 9.99%

Name of Investor: Lead Accelerating Limited

Signature of Authorized Signatory of Investor: /s/ Li Peijiu

Name of Authorized Signatory: Li Peijiu

Title of Authorized Signatory:   Director

Address for Notice to Investor: [*]

Email Address of Authorized Signatory: [*]

Address for Delivery of Securities to Investor (if not same as address for notice):

EIN Number: N/A

Address for a mandatory copy to counsel for the Investor
(which shall not constitute notice):

[*]

Email:  [*]

Attention:

Signature Pages to Securities Purchase Agreement

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its respective authorized signatory as of the date first indicated above.

Subscription Amount: $150,000

Per Share Purchase Price: $46.00

Shares: 1,968

Pre-Funded Warrant Shares: 1,294

Beneficial Ownership Blocker: ☒ 4.99% or ☐ 9.99%

Name of Investor: Derivee Capital Advisors, LLC

Signature of Authorized Signatory of Investor: /s/ Philippe Bekhazi

Name of Authorized Signatory: Philippe Bekhazi

Title of Authorized Signatory:   CEO

Address for Notice to Investor: [*]

Email Address of Authorized Signatory: [*]

Address for Delivery of Securities to Investor (if not same as address for notice):

EIN Number: [*]

Address for a mandatory copy to counsel for the Investor
(which shall not constitute notice):

Email:

Attention:

Signature Pages to Securities Purchase Agreement

Exhibit A

Form of Pre-Funded Warrant

[Attached]

Exhibit B

Form of Registration Rights Agreement

[Attached]